EXHIBIT 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     I, Yaron Meerfeld, certify that:

     1. I have reviewed this annual report on Form 10-K of InkSure Technologies Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2009                  By: /s/ Yaron Meerfeld
                                      ------------------------------
                                      Yaron Meerfeld
                                      Acting Chief Executive Officer